EXHIBIT 99.1

NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
May 22, 2012

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue

•	Compuware APM total revenues increase 21 percent year-over-year in Q4 to $80.0 million; up 17 percent from full-year FY ‘11 total revenues to $270.4M

•	Compuware Covisint boosts revenues 34 percent year-over-year to $73.7M

•	Compuware Changepoint total revenues increase 21 percent year-over-year to $47.9M

•	Compuware Earns 40 Cents Per Share in FY ’12, 12 Cents Per Share in Q4

DETROIT--May 22, 2012--Compuware Corporation (NASDAQ: CPWR), the technology performance company, today announced financial results for its fourth quarter and fiscal year ended March 31, 2012.

“Compuware has aligned itself for growth, as every one of our business units produced year-over-year revenue expansion in FY ’12,” said Compuware CEO Bob Paul. “With nearly 40 percent of revenues now generated by our high-growth solutions – APM, Changepoint and Covisint – the company is positioned to deliver meaningful increases in revenue and earnings.”

Fiscal Year 2012 Results

During the fiscal year ended March 31, 2012:

•	software license fees were $220.9 million, up 13 percent from FY ‘11

•	maintenance fees were $427.5 million, up 2 percent from FY ‘11

•	subscription fees were $78.4 million, up 16 percent from FY ‘11

•	professional services revenues were $209.2 million, up 9 percent from FY ‘11

•	application services fees were $73.7 million, up 34 percent from FY ‘11

During FY ’12, total revenues were $1.01 billion, up 9 percent from last year. Net income was $88.4 million, compared to $107.4 million in the previous year. Earnings per share were 40 cents, compared to 48 cents in FY ’11, based on 222.4 million and 226.1 million shares outstanding, respectively, as the company absorbed the financial impact of the dynaTrace acquisition and also made a number of targeted investments in its growth businesses.

Fourth Quarter Fiscal Year 2012 Results

During the company’s fourth quarter:

•	software license fees were $67.9 million, up 22 percent from Q4 last year

•	maintenance fees were $104.6 million, compared to $105.1 million in Q4 last year

•	subscription fees were $20.3 million, up 7 percent from Q4 last year

•	professional services revenues were $51.8 million, compared to $52.6 million in Q4 last year

•	application services fees were $21.4 million, up 24 percent from Q4 last year

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

Total revenues were $266.0 million, up 7 percent from Q4 last year. Net income was $27.1 million compared to $34.8 million in Q4 last year. Earnings per share were 12 cents, compared to 16 cents in Q4 last year.

Fiscal 2013 Expectations

For fiscal 2013, Compuware expects total revenues of $1.07 to $1.08 billion and earnings of 45 to 49 cents per share. This represents growth of approximately 7 percent in revenue and 18 percent in earnings per share. The company expects cash flow from operations consistent with this year’s.

Fourth Quarter Fiscal Year 2012 Highlights

During the fourth quarter, Compuware:

•
Announced that BT Global Services joined the CloudSleuth partner community; and that Savvis, a CenturyLink company and a global leader in cloud infrastructure and hosted IT solutions for enterprises, expanded its application performance management (APM) partnership with Compuware.

•	Released Compuware dynaTrace 4.1, the industry's first application performance management solution to provide full support for IBM WebSphere Message Broker

•
Announced it received top scores for its Application Performance Management offering from Forrester Research, Inc.; was awarded the 2011Frost & Sullivan Global Company of the Year Award in the cloud-based application monitoring market; and was named a "Value Leader" for its Application Performance Management offering by Enterprise Management Associates (EMA), Inc.

•	Announced that a number of valued customers selected and deployed Compuware APM, including CHRISTUS Health, Woongjin Holdings and Shanghai OnStar.

•	Stated that Trenton Health Team (THT) selected Covisint as its Health Information Exchange.

•	Set a new industry standard for resource management capabilities with the latest release of Compuware Changepoint.

•	Announced that Grupo PC Sistemas chose Compuware Changepoint professional services automation solution to manage the company's growing services arm.

•
Enhanced several of its products to help its customers overcome the business risks of the "New Normal of Mainframe" by increasing developer productivity and improving application performance management.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

Conference Call Information

Compuware will today hold a conference call to discuss these results at 5 p.m. Eastern time (21:00 GMT). To join the conference call, interested parties in the United States should call 800-230-1059. For international access, the conference call number is +1-612-332-0337. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 241515. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF MARCH 31,
ASSETS
	2012	2011
CURRENT ASSETS:
Cash and cash equivalents	$99,180	$180,244
Accounts receivable, net	455,427	474,479
Deferred tax asset, net	37,665	40,756
Income taxes refundable	14,807	6,815
Prepaid expenses and other current assets	34,279	40,446
Total current assets	641,358	742,740

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	321,991	333,166

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	118,973	83,001

ACCOUNTS RECEIVABLE	205,869	206,887
DEFERRED TAX ASSET, NET	40,672	35,754
GOODWILL	801,889	607,765
OTHER ASSETS	36,786	29,064

TOTAL ASSETS	$2,167,538	$2,038,377

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$16,169	$18,931
Accrued expenses	119,834	105,242
Income taxes payable	3,919	12,286
Deferred revenue	447,050	462,376
Total current liabilities	586,972	598,835

LONG TERM DEBT	45,000	-

DEFERRED REVENUE	373,359	393,780

ACCRUED EXPENSES	30,109	28,016

DEFERRED TAX LIABILITY, NET	82,161	65,134
Total liabilities	1,117,601	1,085,765

SHAREHOLDERS' EQUITY:
Common stock	2,175	2,177
Additional paid-in capital	685,904	654,109
Retained earnings	372,408	297,067
Accumulated other comprehensive income (loss)	(10,550)	(741)
Total shareholders' equity	1,049,937	952,612

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,167,538	$2,038,377

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	MARCH 31,		MARCH 31,

	2012	2011	2012	2011
REVENUES:
Software license fees	$67,927	$55,650	$220,885	$194,745
Maintenance fees	104,626	105,081	427,534	419,240
Subscription fees	20,282	18,949	78,438	67,718
Professional services fees	51,781	52,626	209,184	192,202
Application services fees	21,429	17,245	73,731	55,025
Total revenues	266,045	249,551	1,009,772	928,930

OPERATING EXPENSES:
Cost of software license fees	4,422	3,788	17,572	14,216
Cost of maintenance fees	9,763	9,133	38,670	32,975
Cost of subscription fees	7,477	6,990	29,669	24,974
Cost of professional services	46,129	44,278	182,625	165,939
Cost of application services	18,450	16,852	72,384	51,011
Technology development and support	26,262	24,379	104,968	90,330
Sales and marketing	76,265	67,123	273,520	243,771
Administrative and general	41,006	39,423	163,723	155,400
Total operating expenses	229,774	211,966	883,131	778,616

INCOME FROM OPERATIONS	36,271	37,585	126,641	150,314

OTHER INCOME (EXPENSE), NET	412	1,359	1,633	4,462

INCOME BEFORE INCOME TAXES	36,683	38,944	128,274	154,776

INCOME TAX PROVISION	9,564	4,139	39,903	47,335

NET INCOME	$27,119	$34,805	$88,371	$107,441

DILUTED EPS COMPUTATION
Numerator: Net income	$27,119	$34,805	$88,371	$107,441
Denominator:
Weighted-average common shares outstanding	218,095	217,949	218,344	220,616
Dilutive effect of stock options	3,660	6,476	4,034	5,479
Total shares	221,755	224,425	222,378	226,095
Diluted EPS	$0.12	$0.16	$0.40	$0.48

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	TWELVE MONTHS ENDED
	MARCH 31,
	2012	2011
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$88,371	$107,441
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	60,551	50,332
Stock award compensation	24,724	18,768
Deferred income taxes	25,531	22,874
Other	323	610
Net change in assets and liabilities, net of effects from currency fluctuations and acquisitions:
Accounts receivable	18,852	16,119
Prepaid expenses and other current assets	(862)	5,280
Other assets	(2,969)	2,656
Accounts payable and accrued expenses	11,566	(16,409)
Deferred revenue	(31,619)	(36,569)
Income taxes	(14,827)	(11,066)
Net cash provided by operating activities	179,641	160,036

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	(249,337)	(18,165)
Property and equipment	(19,266)	(19,073)
Capitalized software	(27,436)	(15,531)
Other	(900)	-
Net cash used in investing activities	(296,939)	(52,769)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Proceeds from borrowings	180,200	-
Payments on borrowings	(135,200)	-
Net proceeds from exercise of stock awards including excess tax benefits	11,151	80,366
Employee contribution to common stock purchase plans	2,824	2,504
Repurchase of common stock	(20,554)	(164,515)
Net cash provided by (used in) financing activities	38,421	(81,645)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(2,187)	4,725

NET CHANGE IN CASH AND CASH EQUIVALENTS	(81,064)	30,347

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	180,244	149,897

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$99,180	$180,244

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER			QUARTER
	ENDED			ENDED
	MAR 31,		YR - YR	DEC 31,	QTR - QTR
	2012	2011	% Chg	2011	% Chg
Total Product Software Revenue by Geography
North America	$100,634	$95,523	5.4%	$98,068	2.6%
International	92,201	84,157	9.6%	85,827	7.4%

Deferred License Fees
Current	$22,168	$41,725	(46.9%)	$26,952	(17.8%)
Long-term	10,735	24,345	(55.9%)	12,270	(12.5%)

Deferred Maintenance
Current	$333,297	$336,786	(1.0%)	$323,485	3.0%
Long-Term	322,399	331,247	(2.7%)	305,549	5.5%

Deferred Subscription
Current	$51,579	$49,416	4.4%	$50,444	2.3%
Long-Term	13,367	15,685	(14.8%)	13,265	0.8%

Deferred Professional Services	$24,814	$21,448	15.7%	$20,361	21.9%

Deferred Application Services	$42,050	$35,504	18.4%	$39,586	6.2%

Other:
Total Company Headcount	4,564	4,329	5.4%	4,722	(3.3%)

Total DSO (Billed)	78.6	79.8		88.0
Total DSO	154.1	171.1		167.4

Stock-based compensation Expense

Cost of license fees	$4	$-	N/A		N/A
Cost of maintenance fees	208	150	39.1%	202	3.0%
Cost of subscription fees	31	29	6.9%	(68)	(145.6%)
Cost of professional services	62	57	8.8%	54	14.8%
Cost of application services	427	1,987	(78.5%)	254	68.1%
Technology development and support	550	404	36.0%	575	(4.3%)
Sales and marketing	1,733	1,352	28.2%	1,493	16.1%
Administrative and general	4,154	1,402	196.3%	3,062	35.7%

Total stock-based compensation expense before income taxes	$7,169	$5,381	33.2%	$5,572	28.7%

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

March 31, 2012

Software license fees	$31,320	$6,172	$26,415	$4,020	-	-	-	$67,927
Maintenance fees	20,326	3,904	72,863	7,533	-	-	-	104,626
Subscription fees	19,607	675	-	-	-	-	-	20,282
Professional services fees	8,760	3,822	1,429	1,315	$36,455	-	-	51,781
Application services fees	-	-	-	-	-	$21,429	-	21,429
Total revenues	80,013	14,573	100,707	12,868	36,455	21,429	-	266,045

Operating expenses	86,132	11,038	26,384	6,145	32,133	18,783	$49,159	229,774

Income (loss) from operations	$(6,119)	$3,535	$74,323	$6,723	$4,322	$2,646	$(49,159)	$36,271
Contribution margin %	(7.6%)	24.3%	73.8%	52.2%	11.9%	12.3%		13.6%

March 31, 2011

Software license fees	$24,301	$3,081	$23,475	$4,793	-	-	-	$55,650
Maintenance fees	16,371	3,643	77,500	7,567	-	-	-	105,081
Subscription fees	18,949	-	-	-	-	-	-	18,949
Professional services fees	6,771	4,161	1,629	1,596	$38,469	-	-	52,626
Application services fees	-	-	-	-	-	$17,245	-	17,245
Total revenues	66,392	10,885	102,604	13,956	38,469	17,245	-	249,551

Operating expenses	68,685	13,144	26,068	5,918	31,189	16,852	$50,110	211,966

Income (loss) from operations	$(2,293)	$(2,259)	$76,536	$8,038	$7,280	$393	$(50,110)	$37,585
Contribution margin %	(3.5%)	(20.8%)	74.6%	57.6%	18.9%	2.3%		15.1%

December 31, 2011

Software license fees	$24,360	$3,513	$26,720	$2,528	-	-	-	$57,121
Maintenance fees	19,441	3,895	75,782	7,725	-	-	-	106,843
Subscription fees	19,379	552	-	-	-	-	-	19,931
Professional services fees	8,893	4,517	558	981	$35,626	-	-	50,575
Application services fees	-	-	-	-	-	$18,587	-	18,587
Total revenues	72,073	12,477	103,060	11,234	35,626	18,587	-	253,057

Operating expenses	82,118	11,683	24,721	5,044	31,794	17,265	$47,839	220,464

Income (loss) from operations	$(10,045)	$794	$78,339	$6,190	$3,832	$1,322	$(47,839)	$32,593
Contribution margin %	(13.9%)	6.4%	76.0%	55.1%	10.8%	7.1%		12.9%

(1)	Unallocated expenses include costs associated with finance, human resources, legal, administration, internal technology and other corporate expenses.

Compuware Total Revenue Jumps Nearly 9 Percent Year-over-year to $1.01B as All Business Units Grow Revenue
May 22, 2012

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint
					Professional	Application	Unallocated
Twelve Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

March 31, 2012

Software license fees	$85,462	$13,815	$110,289	$11,319	-	-	-	$220,885
Maintenance fees	77,329	15,551	303,639	31,015	-	-	-	427,534
Subscription fees	76,246	2,192	-	-	-	-	-	78,438
Professional services fees	31,406	16,309	5,389	4,574	$151,506	-	-	209,184
Application services fees	-	-	-	-	-	$73,731	-	73,731
Total revenues	270,443	47,867	419,317	46,908	151,506	73,731	-	1,009,772

Operating expenses	317,621	45,027	99,310	21,740	127,178	72,717	$199,538	883,131

Income (loss) from operations	$(47,178)	$2,840	$320,007	$25,168	$24,328	$1,014	$(199,538)	$126,641
Contribution margin %	(17.4%)	5.9%	76.3%	53.7%	16.1%	1.4%		12.5%

March 31, 2011

Software license fees	$77,823	$9,226	$95,820	$11,876	-	-	-	$194,745
Maintenance fees	64,283	14,547	310,965	29,445	-	-	-	419,240
Subscription fees	67,718	-	-	-	-	-	-	67,718
Professional services fees	22,175	15,650	6,547	4,986	$142,844	-	-	192,202
Application services fees	-	-	-	-	-	$55,025	-	55,025
Total revenues	231,999	39,423	413,332	46,307	142,844	55,025	-	928,930

Operating expenses	246,212	47,514	99,659	20,149	118,937	51,011	$195,134	778,616

Income (loss) from operations	$(14,213)	$(8,091)	$313,673	$26,158	$23,907	$4,014	$(195,134)	$150,314
Contribution margin %	(6.1%)	(20.5%)	75.9%	56.5%	16.7%	7.3%		16.2%

(1)	Unallocated expenses include costs associated with finance, human resources, legal, administration, internal technology and other corporate expenses.